UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2025

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13355 Noel Road
Dallas, Texas 75240	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 788-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of AECOM (the “Company”) held on February 28, 2025 (the “2025 Annual Meeting”), the stockholders considered each of the proposals in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 17, 2025. Voting results with respect to each proposal submitted at the 2025 Annual Meeting are set forth below.

Proposal 1: Stockholders elected the following nominees to the Company’s Board of Directors to serve until the Company’s 2026 annual meeting of stockholders and until the election and qualification of their respective successors:

	FOR	AGAINST	ABSTAIN	NON-VOTES
Bradley W. Buss	96,005,514	16,990,495	658,744	8,742,393
Derek J. Kerr	112,848,118	559,428	247,207	8,742,393
Kristy Pipes	104,491,599	8,922,890	240,264	8,742,393
Troy Rudd	107,070,194	6,319,357	265,202	8,742,393
Douglas W. Stotlar	111,702,508	1,705,257	246,988	8,742,393
Daniel R. Tishman	99,612,868	13,638,277	403,608	8,742,393
Sander van ’t Noordende	105,429,358	7,977,140	248,255	8,742,393
Janet C. Wolfenbarger	106,961,236	6,455,790	237,727	8,742,393

Proposal 2: Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025:

FOR	AGAINST	ABSTAIN
115,318,651	6,816,866	261,629

Proposal 3: Stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to update the exculpation provision under the Delaware General Corporation Law:

FOR	AGAINST	ABSTAIN	NON-VOTES
100,023,412	13,379,091	252,250	8,742,393

Proposal 4: Stockholders approved the Company’s executive compensation, on an advisory basis:

FOR	AGAINST	ABSTAIN	NON-VOTES
106,936,948	6,427,193	290,612	8,742,393

Proposal 5: Stockholders did not approve the proposal regarding the ratification of severance compensation:

FOR	AGAINST	ABSTAIN	NON-VOTES
6,754,918	106,421,857	477,978	8,742,393

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: February 28, 2025	By:	/s/ David Y. Gan
David Y. Gan
Executive Vice President, Chief Legal Officer